UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2012 Annual Report to Shareholders

DWS Global Inflation Fund

Contents
4 Portfolio Management Review
11 Performance Summary
14 Consolidated Investment Portfolio
22 Consolidated Statement of Assets and Liabilities
24 Consolidated Statement of Operations
25 Consolidated Statement of Changes in Net Assets
26 Consolidated Financial Highlights
31 Notes to Consolidated Financial Statements
48 Report of Independent Registered Public Accounting Firm
49 Information About Your Fund's Expenses
50 Tax Information
52 Investment Management Agreement Approval
57 Summary of Management Fee Evaluation by Independent Fee Consultant
61 Board Members and Officers
66 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. If interest rates rise due to reasons other than inflation, the fund's investment in inflation linked bonds may not be fully protected from the effects of rising interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

DWS Global Inflation Fund produced a total return of 8.23% for the 12 months ended September 30, 2012. The fund's benchmark, the Barclays U.S. Treasury: U.S. TIPS Index, produced a total return of 9.10% for the same period.

As the period opened, short-term rates were anchored near zero. In contrast, longer-term interest rates fluctuated in response to headlines surrounding the sovereign debt crisis in Europe. Investors also eagerly followed the stream of U.S. economic data. As 2011 drew to a close, U.S. Treasury rates inched up, along with inflation expectations as investors became more comfortable that the United States was not on the verge of heading back into a recession.

The positive sentiment carried throughout first quarter 2012 as employment data showed signs of firming and a disorderly default by Greece appeared to have been averted, preventing the larger regional debt crisis from coming to a head for the time being. However, the crisis moved front and center in the spring of 2012, with the viability of the euro increasingly called into question as borrowing costs rose for governments of larger economies such as Spain and Italy. In the United States, employment and housing, the keys to any sustainable, meaningful recovery, continued to be areas of investor focus. While housing fundamentals showed signs of strengthening, employment data took a step back following a few months of noticeable improvement. In aggregate, developments at home and abroad combined to heighten investor anxiety, leading to a flight to quality that benefited both nominal and inflation-indexed U.S. Treasuries.

"As most of the world's largest economies continue to struggle in the current environment, we expect short-term inflation to stay below historical averages, but to be volatile as markets react to changes."

Late in the fiscal period, while there continued to be daily headlines reflecting the ups and downs in Europe, the biggest news for the markets came on the U.S. housing and monetary policy fronts. On housing, data seemed to confirm that prices had finally reached a bottom and were beginning to strengthen. In addition, with employment data continuing to disappoint, there was speculation that the U.S. Federal Reserve Board (the Fed) would announce further bond purchases under quantitative easing in an effort to drive mortgage rates even lower. This speculation was borne out at the Fed's mid-September 2012 meeting, at which time it was also announced that near-zero short-term rates would be maintained through at least mid-2015. Other leading central banks, including the European Central Bank, the Bank of England and the Bank of Japan, also stepped up monetary policy support late in the period.

U.S. Treasury yields ended the period somewhat lower all along the yield curve, declining from already low levels. Specifically, the two-year yield went from 0.25% to 0.23%, the five-year from 0.96% to 0.62%, the 10-year from 1.92% to 1.65% and the 30-year from 2.90% to 2.82%. As did other fixed-income instruments, Treasury Inflation-Protected Securities (TIPS) benefited from the backdrop of declining interest rates. TIPS as an asset class benefited from rate declines to an even greater degree than nominal U.S. Treasuries because of their longer overall duration and corresponding interest rate sensitivity. In addition, with the market believing that Fed policies would be successful in promoting growth and inflation, investors became willing to pay higher prices for TIPS, resulting in a negative real yield on newly issued 10-year TIPS bonds at period-end. The net result was significant outperformance of TIPS vs. nominal U.S. Treasuries for the 12 months.

How Inflation-Indexed Bonds Work

An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States is Treasury Inflation Protected Security TIPS. With TIPS, both the value of the interest income and principal paid on the security are adjusted to track changes in the Urban Consumer Price Index (CPI-U) or comparable inflation index. Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, the investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).

If inflation is 3% again the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).

If there was 3% deflation in the third year, the face value would be adjusted downward to $1,029.07 ($1,060.90 x 0.97).

The example above is hypothetical and is not intended to represent performance of any DWS fund. Actual rates of return and inflation cannot be predicted and will fluctuate.

Positive and Negative Contributors to Performance

The fund's absolute performance reflects the strong returns of the TIPS market over the 12 months. While the fund modestly lagged the benchmark, our core inflation exposure outperformed the overall TIPS market for the period. The core portfolio benefited from our positioning along the U.S. yield curve, as well as exposures to Treasury yield curves of Canada, the United Kingdom and Germany.

In addition to holding inflation-protected securities, the fund will typically have an allocation to other asset categories with the potential to benefit from rising inflation. The performance of various out-of-benchmark positions was mixed. Our exposure to REITs and corporate-related inflation-indexed bonds performed well over the year. The fund has exposure to commodity price movements, through an overlay strategy that seeks to take advantage of the impact of inflation trends on the relative valuation of various currencies. This strategy detracted from performance over the 12 months.

Finally, we seek to enhance total returns by employing a global tactical asset allocation ("GTAA") overlay strategy. This strategy attempts to take advantage of inefficiencies within global bond and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts. For the 12 months, the GTAA overlay strategy was a modest negative factor in the fund's return.

Outlook and Positioning

At the end of the period, 10-year TIPS breakeven rates were pricing in inflation of approximately 2.5%, resulting in a negative real yield. The willingness to accept a negative real yield reflects both the appeal of U.S. Treasury securities given an uncertain global macroeconomic backdrop and investors' belief that the actions of the Fed and other central banks will lead to higher inflation and corresponding TIPS valuations. We see continuing pressure on TIPS yields as a result of the Fed's recent decision to engage in bond purchases over an unlimited period to support employment. As most of the world's largest economies continue to struggle in the current environment, we expect short-term inflation to stay below historical averages, but to be volatile as markets react to changes, particularly those driven by political decisions. While longer-maturity TIPS have been hurt to some extent by a recent decrease in inflation expectations, long-run inflation expectations tend to be stable and we expect the performance of these bonds will be more affected by changes in risk appetite.

Given the outlook for stable Fed policy and modest inflation, we will focus in the core TIPS portfolio on being opportunistic in identifying relative value along the TIPS yield curve, as suggested by shifting breakeven rates. In the shorter end of the maturity range, we will maintain exposure to a diversified portfolio of non-TIPS holdings to mitigate the effects of lower inflation expectations, while positioning the portfolio for a rebound in the economy.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2005.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

Ohn Choe, CFA, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2010.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined Deutsche Asset Management in 2005.

• BSBA, Georgetown University.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 18 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

• Portfolio Manager: New York.

• BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the portion of assets allocated from time to time to the fund's global tactical asset allocation overlay strategy. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Robert Wang, Head of Portfolio Management and Trading, QS Investors

Portfolio Manager of the fund. Joined the fund in 2005.

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi, Head of Global Tactical Asset Allocation Portfolio Management and Trading, QS Investors

Portfolio Manager of the fund. Joined the fund in 2007

• Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• BA and MBA, University of Miami.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Sovereign debt is debt that is issued by a national government.

Yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Urban Consumer Price Index (CPI-U) measures the changes in the price of goods and services purchased by urban consumers.

Breakeven rate reflects the level of inflation required to compensate TIPS holders for lower yields relative to nominal Treasuries of comparable maturity.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Alpha refers to returns in excess of a benchmark's return.

Performance Summary September 30, 2012 (Unaudited)
Average Annual Total Returns as of 9/30/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund*
Class A	8.23%	8.83%	6.67%	5.93%
Class B	7.26%	7.98%	5.83%	5.12%
Class C	7.45%	8.04%	5.87%	5.15%
Barclays U.S. Treasury: U.S. TIPS Index†	9.10%	9.29%	7.93%	6.78%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	5.26%	7.82%	6.08%	5.53%
Class B (max 4.00% CDSC)	4.26%	7.40%	5.67%	5.12%
Class C (max 1.00% CDSC)	7.45%	8.04%	5.87%	5.15%
Barclays U.S. Treasury: U.S. TIPS Index†	9.10%	9.29%	7.93%	6.78%
No Sales Charges
Class S	8.39%	9.08%	6.89%	6.13%
Institutional Class	8.54%	9.13%	6.95%	6.21%
Barclays U.S. Treasury: U.S. TIPS Index†	9.10%	9.29%	7.93%	6.78%

* The Fund commenced operations on July 8, 2005. The performance shown for the index is for the time period of July 31, 2005 through September 30, 2012, which is based on the performance period of the life of the Fund.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 1.00%, 1.81%, 1.73%, 0.84% and 0.63% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. The performance shown for the index is for the time period of July 31, 2005 through September 30, 2012, which is based on the performance period of the life of the Fund.

† The Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/12	$11.25	$11.36	$11.38	$11.21	$11.22
9/30/11	$11.11	$11.23	$11.24	$11.07	$11.07
Distribution Information: Twelve Months as of 9/30/12: Income Dividends	$.31	$.23	$.23	$.33	$.33
Capital Gain Distributions	$.42	$.42	$.42	$.42	$.42

Morningstar Rankings — Inflation-Protected Bond Funds Category as of 9/30/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	102	of	202	50
3-Year	57	of	163	35
5-Year	106	of	150	70
Class B 1-Year	154	of	202	76
3-Year	120	of	163	73
5-Year	128	of	150	85
Class C 1-Year	147	of	202	72
3-Year	117	of	163	71
5-Year	127	of	150	84
Class S 1-Year	91	of	202	45
3-Year	35	of	163	21
5-Year	94	of	150	62
Institutional Class 1-Year	68	of	202	34
3-Year	32	of	163	19
5-Year	89	of	150	59

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Consolidated Investment Portfolio as of September 30, 2012

	Principal Amount ($)	Value ($)

Government & Agency Obligations 83.9%
U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Bonds:
1.75%, 1/15/2028	9,296,025	12,036,177
2.125%, 2/15/2040	4,240,160	6,188,645
2.125%, 2/15/2041	6,800,560	9,989,914
2.5%, 1/15/2029	20,275,850	29,002,393
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2016	19,203,000	20,350,687
0.125%, 4/15/2017	8,069,920	8,693,450
0.125%, 7/15/2022	23,911,680	26,129,106
0.5%, 4/15/2015	5,286,200	5,553,814
0.625%, 4/15/2013	4,877,910	4,924,401
0.625%, 7/15/2021	4,066,240	4,654,893
1.125%, 1/15/2021	16,234,390	19,218,726
1.25%, 4/15/2014	11,367,405	11,818,555
1.375%, 7/15/2018	10,625,000	12,454,498
1.375%, 1/15/2020	15,574,944	18,635,174
1.625%, 1/15/2018	13,779,990	16,123,663
U.S. Treasury Note, 1.625%, 8/15/2022 (a)	8,000,000	7,991,248
Total Government & Agency Obligations (Cost $193,991,899)		213,765,344

Mortgage-Backed Securities Pass-Throughs 0.1%
Federal Home Loan Mortgage Corp., 7.5%, 3/17/2017	94,642	102,963
Federal National Mortgage Association, 9.0%, 3/1/2020	32,586	35,444
Total Mortgage-Backed Securities Pass-Throughs (Cost $132,497)		138,407

Asset-Backed 1.3%
Credit Card Receivables 0.4%
Discover Card Master Trust, "A2", Series 2007-A2, 0.729%*, 6/15/2015	1,000,000	1,000,666
Home Equity Loans 0.9%
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.361%*, 1/15/2037	797,589	617,111
Novastar Home Equity Loan, "M3", Series 2004-3, 1.267%*, 12/25/2034	1,799,212	1,768,926
		2,386,037
Total Asset-Backed (Cost $3,267,473)		3,386,703

Collateralized Mortgage Obligations 0.4%
Federal National Mortgage Association, "SA", Series 2003-30, Interest Only, 7.434%***, 10/25/2017	474,259	22,265
Residential Asset Securitization Trust, "1A2", Series 2003-A15, 0.667%*, 2/25/2034	1,035,256	980,638
Total Collateralized Mortgage Obligations (Cost $984,233)		1,002,903

Short-Term U.S. Treasury Obligations 4.6%
U.S. Treasury Bills:
0.13%**, 3/7/2013 (b)	1,150,000	1,149,348
0.156%**, 4/4/2013 (c)	3,600,000	3,597,458
0.185%**, 5/2/2013 (c)	7,000,000	6,993,791
Total Short-Term U.S. Treasury Obligations (Cost $11,739,036)		11,740,597

	Shares	Value ($)

Common Stocks 1.9%
Financials
American Capital Agency Corp. (REIT)	121,000	4,185,390
American Capital Mortgage Investment Corp. (REIT)	30,000	753,900
Total Common Stocks (Cost $4,451,718)		4,939,290

Securities Lending Collateral 3.2%
Daily Assets Fund Institutional, 0.23% (d) (e) (Cost $8,061,160)	8,061,160	8,061,160

Cash Equivalents 5.7%
Central Cash Management Fund, 0.15% (d) (Cost $14,497,327)	14,497,327	14,497,327

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $237,125,343)†	101.1	257,531,731
Other Assets and Liabilities, Net	(1.1)	(2,746,443)
Net Assets	100.0	254,785,288

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2012.

** Annualized yield at time of purchase; not a coupon rate.

*** These securities are shown at their current rate as of September 30, 2012.

† The cost for federal income tax purposes was $237,478,655. At September 30, 2012, net unrealized appreciation for all securities based on tax cost was $20,053,076. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,465,997 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $412,921.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2012 amounted to $7,891,357, which is 3.1% of net assets.

(b) At September 30, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At September 30, 2012, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REIT: Real Estate Investment Trust

At September 30, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	12/17/2012	74	9,740,284	172,580
10 Year Canadian Government Bond	CAD	12/18/2012	148	20,666,707	223,568
10 Year U.S. Treasury Note	USD	12/19/2012	66	8,809,969	57,500
Federal Republic of Germany Euro-Schatz	EUR	12/6/2012	433	61,607,546	21,436
Ultra Long U.S. Treasury Bond	USD	12/19/2012	6	991,313	13,312
United Kingdom Long Gilt Bond	GBP	12/27/2012	112	21,815,034	158,365
Total unrealized appreciation					646,761

At September 30, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Japanese Government Bond	JPY	12/11/2012	12	22,171,707	(38,630)
10 Year U.S. Treasury Note	USD	12/19/2012	124	16,552,063	(95,501)
2 Year U.S. Treasury Note	USD	12/31/2012	291	64,174,594	(1,131)
5 Year U.S. Treasury Note	USD	12/31/2012	42	5,234,578	(15,914)
Federal Republic of Germany Euro-Bund	EUR	12/6/2012	57	10,384,346	(162,683)
Total unrealized depreciation					(313,859)

At September 30, 2012, open credit default swap contracts purchased were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (f)	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
9/20/2012 12/20/2017	5,000,000	1	1.0%	Republic of Italy, 6.875%, 9/27/2023, BBB	579,930	589,457	(9,527)

At September 30, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (f)	Value ($)	Upfront Payments Received ($)	Unrealized Appreciation ($)
9/20/2012 12/20/2017	5,000,000	1	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB+	(640,882)	(652,209)	11,327

(f) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At September 30, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
7/16/2013 7/16/2014	33,900,000	2	Floating — LIBOR	Fixed — 0.515%	46,863	—	46,863
7/16/2013 7/16/2018	8,900,000	2	Fixed — 1.148%	Floating — LIBOR	(48,338)	—	(48,338)
7/16/2013 7/16/2023	1,800,000	2	Floating — LIBOR	Fixed — 1.858%	(13,849)	4,904	(18,753)
7/16/2013 7/16/2033	2,100,000	2	Fixed — 2.322%	Floating — LIBOR	79,770	—	79,770
7/16/2013 7/16/2043	1,700,000	2	Floating — LIBOR	Fixed — 2.424%	(99,132)	—	(99,132)
Total net unrealized depreciation							(39,590)

At September 30, 2012, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index/Entity	Value ($) (h)
Long Positions
10/15/2012	2,281,500	3	0.48%	Barclays Capital Pure Beta DJ-UBSCI Excess Return Index	(9,657)
10/15/2012	950,625	3	0.48%	Barclays Commodity Strategy 1500 Index	(6,120)
10/15/2012	570,375	3	0.57%	Barclays Commodity Strategy 1610 Index	(8,290)
10/15/2012	2,028,000	1	0.2%	BNP Paribas Alpha Index Commodity Index	(2,050)
10/15/2012	4,056,000	2	0.44%	Citi Cubes Dow Jones-UBS Weighted Index	(5,263)
10/15/2012	4,309,500	4	0.43%	Dow Jones-UBS Commodity E137 Excess Return Strategy Index	6,057
10/15/2012	4,424,000	1	0.1%	Dow Jones-UBS Commodity Index	1,198
10/15/2012	3,042,000	7	0.3%	Dow Jones-UBS Commodity Index Forward Blend	(489)
10/15/2012	5,068,000	1	0.15%	Dow Jones-UBS Commodity Index 3 Month Forward	2,588
10/15/2012	4,056,000	5	0.46%	JPMorgan Alternative Benchmark Enhanced Beta Select Excess Return Index	3,765
10/15/2012	2,839,200	6	0.45%	Merrill Lynch Commodity Index eXtra AKLE Index	(13,474)
10/15/2012	608,400	6	0.44%	Merrill Lynch Commodity Index eXtra Enhanced Benchmark Long Short ER Index	(1,544)
10/15/2012	608,400	6	0.39%	Merrill Lynch Commodity Index eXtra Enhanced Benchmark Long Short ER Index	(1,418)
10/15/2012	7,602,000	7	0.0%	UBS Custom Commodity Index	3,431
Total net unrealized depreciation					(31,266)

(h) There are no upfront payments on commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

Counterparties:

1 BNP Paribas

2 Citigroup, Inc.

3 Barclays Bank PLC

4 The Goldman Sachs & Co.

5 JPMorgan Chase Securities, Inc.

6 Bank of America

7 UBS AG

LIBOR: London Interbank Offered Rate

At September 30, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,227,167	NOK	18,590,000	10/24/2012	14,827	UBS AG
USD	1,742,258	NZD	2,120,000	10/24/2012	11,964	UBS AG
USD	1,567,460	SEK	10,360,000	10/24/2012	8,550	UBS AG
AUD	1,260,000	USD	1,312,693	10/24/2012	8,741	UBS AG
CHF	500,000	USD	532,229	10/24/2012	357	UBS AG
EUR	400,000	USD	516,252	10/24/2012	2,107	UBS AG
JPY	209,940,000	USD	2,709,568	10/24/2012	18,861	UBS AG
Total unrealized appreciation					65,407

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	7,054,280	CAD	6,890,000	10/24/2012	(49,486)	UBS AG
GBP	1,020,000	USD	1,642,018	10/24/2012	(4,954)	UBS AG
Total unrealized depreciation					(54,440)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, credit default swap contracts, interest rate swap contracts, commodity-linked swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Government & Agency Obligations	$—	$213,765,344	$—	$213,765,344
Mortgage-Backed Securities Pass-Throughs	—	138,407	—	138,407
Asset-Backed	—	3,386,703	—	3,386,703
Collateralized Mortgage Obligations	—	1,002,903	—	1,002,903
Short-Term U.S. Treasury Obligations	—	11,740,597	—	11,740,597
Common Stocks	4,939,290	—	—	4,939,290
Short-Term Investments (i)	22,558,487	—	—	22,558,487
Derivatives (j)
Futures Contracts	646,761	—	—	646,761
Credit Default Swap Contracts	—	11,327	—	11,327
Interest Rate Swap Contracts	—	126,633	—	126,633
Commodity-Linked Swap Contracts	—	17,039	—	17,039
Forward Foreign Currency Exchange Contracts	—	65,407	—	65,407
Total	$28,144,538	$230,254,360	$—	$258,398,898

Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Futures Contracts	(313,859)	—	—	(313,859)
Credit Default Swap Contracts	—	(9,527)	—	(9,527)
Interest Rate Swap Contracts	—	(166,223)	—	(166,223)
Commodity-Linked Swap Contracts	—	(48,305)	—	(48,305)
Forward Foreign Currency Exchange Contracts	—	(54,440)	—	(54,440)
Total	$(313,859)	$(278,495)	$—	$(592,354)

There have been no transfers between fair value measurement levels during the year ended September 30, 2012.

(i) See Consolidated Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, commodity-linked swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of September 30, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $214,566,856) — including $7,891,357 of securities loaned	$234,973,244
Investment in Daily Assets Fund Institutional (cost $8,061,160)*	8,061,160
Investment in Central Cash Management Fund (cost $14,497,327)	14,497,327
Total investments in securities, at value (cost $237,125,343)	257,531,731
Cash	30,000
Deposit with broker for futures contracts	1,755,548
Cash held as collateral for forward foreign currency exchange contracts	1,330,000
Receivable for Fund shares sold	1,491,153
Dividends receivable	178,250
Interest receivable	475,529
Receivable for variation margin on futures contracts	603,566
Net receivable for pending swap contracts	62,752
Unrealized appreciation on swap contracts	154,999
Unrealized appreciation on forward foreign currency exchange contracts	65,407
Upfront payments paid on swap contracts	594,361
Foreign taxes recoverable	3,125
Other assets	20,927
Total assets	264,297,348
Liabilities
Foreign cash overdraft, at value (cost $24,644)	24,644
Payable upon return of securities loaned	8,061,160
Payable for Fund shares redeemed	189,430
Unrealized depreciation on swap contracts	224,055
Unrealized depreciation on forward foreign currency exchange contracts	54,440
Upfront payments received on swap contracts	652,209
Accrued management fee	82,552
Accrued Trustees' fees	2,606
Other accrued expenses and payables	220,964
Total liabilities	9,512,060
Net assets, at value	$254,785,288

* Represents collateral on securities loaned.
The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of September 30, 2012 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(12,767)
Net unrealized appreciation (depreciation) on: Investments	20,406,388
Swap contracts	(69,056)
Futures	332,902
Foreign currency	10,367
Accumulated net realized gain (loss)	3,909,951
Paid-in capital	230,207,503
Net assets, at value	$254,785,288
Net Asset Value
Class A Net Asset Value and redemption price per share ($40,759,116 ÷ 3,624,216 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.25
Maximum offering price per share (100 ÷ 97.25 of $11.25)	$11.57
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,613,533 ÷ 141,985 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.36
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,075,962 ÷ 1,940,732 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.38
Class S Net Asset Value, offering and redemption price per share ($41,302,703 ÷ 3,685,323 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.21
Institutional Class Net Asset Value, offering and redemption price per share ($149,033,974 ÷ 13,285,483 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.22

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the year ended September 30, 2012
Investment Income
Income: Interest	$3,637,547
Dividends	486,150
Income distributions — Central Cash Management Fund	7,391
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	37,653
Total income	4,168,741
Expenses: Management fee	970,110
Administration fee	242,528
Services to shareholders	163,495
Distribution and service fees	297,475
Custodian fee	50,658
Professional fees	92,592
Reports to shareholders	41,732
Registration fees	75,960
Trustees' fees and expenses	12,509
Other	31,183
Total expenses before expense reductions	1,978,242
Expense reductions	(26,444)
Total expenses after expense reductions	1,951,798
Net investment income (loss)	2,216,943
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,575,467
Swap contracts	(489,310)
Futures	1,512,572
Written options	44,531
Foreign currency	(868,221)
4,775,039
Change in net unrealized appreciation (depreciation) on: Investments	12,324,318
Swap contracts	(75,856)
Futures	326,178
Foreign currency	(59,047)
12,515,593
Net gain (loss)	17,290,632
Net increase (decrease) in net assets resulting from operations	$19,507,575

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$2,216,943	$7,266,332
Net realized gain (loss)	4,775,039	15,790,071
Change in net unrealized appreciation (depreciation)	12,515,593	(1,993,873)
Net increase (decrease) in net assets resulting from operations	19,507,575	21,062,530
Distributions to shareholders: Net investment income: Class A	(1,234,723)	(703,272)
Class B	(39,885)	(29,915)
Class C	(347,506)	(202,354)
Class S	(949,654)	(578,131)
Institutional Class	(4,421,091)	(3,865,060)
Net realized gains: Class A	(1,791,032)	—
Class B	(74,612)	—
Class C	(600,125)	—
Class S	(1,207,186)	—
Institutional Class	(5,529,317)	—
Total distributions	(16,195,131)	(5,378,732)
Fund share transactions: Proceeds from shares sold	95,995,386	97,760,173
Reinvestment of distributions	15,366,230	5,222,279
Payments for shares redeemed	(94,441,195)	(97,992,105)
Net increase (decrease) in net assets from Fund share transactions	16,920,421	4,990,347
Increase (decrease) in net assets	20,232,865	20,674,145
Net assets at beginning of period	234,552,423	213,878,278
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $12,767 and $4,902,124, respectively)	$254,785,288	$234,552,423

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
	Years Ended September 30,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.11	$10.39	$9.65	$10.09	$9.97
Income (loss) from investment operations: Net investment incomea	.08	.31	.15	.06	.70
Net realized and unrealized gain (loss)	.79	.64	.73	.20	(.29)
Total from investment operations	.87	.95	.88	.26	.41
Less distributions from: Net investment income	(.31)	(.23)	(.14)	(.45)	(.22)
Net realized gains	(.42)	—	—	(.15)	(.07)
Tax return of capital	—	—	—	(.10)	—
Total distributions	(.73)	(.23)	(.14)	(.70)	(.29)
Net asset value, end of period	$11.25	$11.11	$10.39	$9.65	$10.09
Total Return (%)b,c	8.23	9.11	9.15	3.10	3.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	41	31	23	30
Ratio of expenses before expense reductions (%)	1.00	1.00	1.05	1.14	1.03
Ratio of expenses after expense reductions (%)	.98	.91	.90	.91	.90
Ratio of net investment income (%)	.73	2.91	1.52	.61	6.76
Portfolio turnover rate (%)	80	118	237	114	91
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.23	$10.51	$9.76	$10.13	$10.02
Income (loss) from investment operations: Net investment income (loss)a	(.00 )*	.23	.07	(.01)	.62
Net realized and unrealized gain (loss)	.78	.64	.74	.20	(.29)
Total from investment operations	.78	.87	.81	.19	.33
Less distributions from: Net investment income	(.23)	(.15)	(.06)	(.31)	(.15)
Net realized gains	(.42)	—	—	(.15)	(.07)
Tax return of capital	—	—	—	(.10)	—
Total distributions	(.65)	(.15)	(.06)	(.56)	(.22)
Net asset value, end of period	$11.36	$11.23	$10.51	$9.76	$10.13
Total Return (%)b,c	7.26	8.31	8.36	2.28	3.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3	3
Ratio of expenses before expense reductions (%)	1.81	1.81	1.86	1.96	1.89
Ratio of expenses after expense reductions (%)	1.76	1.66	1.65	1.66	1.65
Ratio of net investment income (loss) (%)	(.01)	2.16	.77	(.14)	6.01
Portfolio turnover rate (%)	80	118	237	114	91
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is more than ($.005).

	Years Ended September 30,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.24	$10.52	$9.76	$10.14	$10.02
Income (loss) from investment operations: Net investment incomea	.00 *	.23	.07	(.01)	.62
Net realized and unrealized gain (loss)	.79	.64	.75	.19	(.28)
Total from investment operations	.79	.87	.82	.18	.34
Less distributions from: Net investment income	(.23)	(.15)	(.06)	(.31)	(.15)
Net realized gains	(.42)	—	—	(.15)	(.07)
Tax return of capital	—	—	—	(.10)	—
Total distributions	(.65)	(.15)	(.06)	(.56)	(.22)
Net asset value, end of period	$11.38	$11.24	$10.52	$9.76	$10.14
Total Return (%)b,c	7.45	8.21	8.46	2.27	3.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	16	14	12	10
Ratio of expenses before expense reductions (%)	1.74	1.73	1.80	1.89	1.83
Ratio of expenses after expense reductions (%)	1.73	1.66	1.65	1.66	1.65
Ratio of net investment income (%)	.01	2.16	.77	(.14)	6.01
Portfolio turnover rate (%)	80	118	237	114	91
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.07	$10.36	$9.62	$10.08	$9.96
Income (loss) from investment operations: Net investment incomea	.09	.34	.18	.08	.72
Net realized and unrealized gain (loss)	.80	.62	.72	.20	(.29)
Total from investment operations	.89	.96	.90	.28	.43
Less distributions from: Net investment income	(.33)	(.25)	(.16)	(.49)	(.24)
Net realized gains	(.42)	—	—	(.15)	(.07)
Tax return of capital	—	—	—	(.10)	—
Total distributions	(.75)	(.25)	(.16)	(.74)	(.31)
Net asset value, end of period	$11.21	$11.07	$10.36	$9.62	$10.08
Total Return (%)b	8.39	9.41	9.44	3.35	4.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	29	23	19	15
Ratio of expenses before expense reductions (%)	.84	.84	.94	.98	.88
Ratio of expenses after expense reductions (%)	.79	.66	.65	.67	.70
Ratio of net investment income (%)	.85	3.16	1.77	.85	6.96
Portfolio turnover rate (%)	80	118	237	114	91
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Institutional Class	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$11.07	$10.36	$9.62		$10.09		$9.97
Income (loss) from investment operations: Net investment incomea	.12	.34	.18		.08		.73
Net realized and unrealized gain (loss)	.78	.63	.72		.19		(.29)
Total from investment operations	.90	.97	.90		.27		.44
Less distributions from: Net investment income	(.33)	(.26)	(.16)		(.49)		(.25)
Net realized gains	(.42)	—	—		(.15)		(.07)
Tax return of capital	—	—	—		(.10)		—
Total distributions	(.75)	(.26)	(.16)		(.74)		(.32)
Net asset value, end of period	$11.22	$11.07	$10.36		$9.62		$10.09
Total Return (%)	8.54	9.42	9.44	b	3.31	b	4.21	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149	146	143		90		119
Ratio of expenses before expense reductions (%)	.63	.63	.68		.75		.74
Ratio of expenses after expense reductions (%)	.63	.63	.65		.66		.65
Ratio of net investment income (%)	1.10	3.19	1.77		.86		7.01
Portfolio turnover rate (%)	80	118	237		114		91
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Inflation Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Global Inflation Plus Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of September 30, 2012, the Fund's investment in the Subsidiary was $11,015,186, representing 4.32% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of U.S. Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying issue. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2012 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$3,309,775
Undistributed long-term capital gains	$1,123,384
Net unrealized appreciation (depreciation) on investments	$20,053,076

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2012	2011
Distributions from ordinary income*	$7,334,500	$5,378,732
Distributions from long-term capital gains	$8,860,631	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended September 30, 2012, the Fund invested in interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions, including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open interest rate swap contracts as of September 30, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $48,400,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended September 30, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contract as of September 30, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $5,000,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $5,000,000.

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity linked return based on a notional amount. For the year ended September 30, 2012, the Fund entered into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference commodity or commodity index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open commodity-linked swap contracts as of September 30, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2012, the Fund invested in long commodity-linked swap contracts with a total notional amount generally indicative of a range from approximately $42,444,000 to $85,588,000, and the Fund invested in short commodity-linked swap contracts with a total notional amount generally indicative of a range from $0 to approximately $33,607,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended September 30, 2012, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

There were no open total return swap contracts as of September 30, 2012. For the year ended September 30, 2012, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $6,800,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2012, the Fund entered into futures contracts to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices and security indices. For the year ended September 30, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $22,419,000 to $123,631,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $28,429,000 to $136,002,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended September 30, 2012, the Fund entered into options on interest rate futures in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open purchased option contracts or written option contracts as of September 30, 2012. For the year ended September 30, 2012, the Fund invested in written option contracts with total values ranging from $0 to approximately $26,000, and purchased option contracts with total values ranging from $0 to approximately $44,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended September 30, 2012, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of September 30, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,713,000 to $40,962,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,268,000 to $41,327,000.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2012 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$126,633	$646,761	$773,394
Credit Contracts (b)	—	11,327	—	11,327
Commodity Contracts (b)	—	17,039	—	17,039
Foreign Exchange Contracts (c)	65,407	—	—	65,407
	$65,407	$154,999	$646,761	$867,167

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized appreciation on swap contracts

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liabilities Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$(166,223)	$(313,859)	$(480,082)
Credit Contracts (b)	—	(9,527)	—	(9,527)
Commodity Contracts (b)	—	(48,305)	—	(48,305)
Foreign Exchange Contracts (c)	(54,440)	—	—	(54,440)
	$(54,440)	$(224,055)	$(313,859)	$(592,354)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized depreciation on swap contracts

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2012 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(25,172)	$44,531	$—	$(296,439)	$1,585,898	$1,308,818
Commodity Contracts (a)	—	—	—	(192,871)	(73,326)	(266,197)
Foreign Exchange Contracts (b)	—	—	(882,447)	—	—	(882,447)
	$(25,172)	$44,531	$(882,447)	$(489,310)	$1,512,572	$160,174

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swaps contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$9,615	$253,275	$262,890
Credit Contracts (a)	—	1,800	—	1,800
Commodity Contracts (a)	—	(87,271)	72,903	(14,368)
Foreign Exchange Contracts (b)	(54,752)	—	—	(54,752)
	$(54,752)	$(75,856)	$326,178	$195,570

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from swaps contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $22,474,628 and $18,494,113, respectively. Purchases and sales of U.S. Treasury obligations aggregated $159,390,500 and $164,897,503, respectively.

For the year ended September 30, 2012, transactions for written options on futures were as follows:
	Contracts	Premium
Outstanding, beginning of period	—	$—
Options written	370	63,906
Options closed	(170)	(38,281)
Options expired	(200)	(25,625)
Outstanding, end of period	—	$—

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor for the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's daily average net assets.

For the period from October 1, 2011 through January 31, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.65%
Institutional Class	.65%

Effective October 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.87%
Class B	1.62%
Class C	1.62%
Class S	.62%
Institutional Class	.62%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2012, the Administration Fee was $242,528, of which $20,638 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2012, the amounts charged to the Fund by DISC were as follows:
Service Provider Fees	Total Aggregated	Waived	Unpaid at September 30, 2012
Class A	$15,887	$7,818	$3,590
Class B	1,258	880	308
Class C	4,537	2,764	1,071
Class S	19,121	14,982	3,521
Institutional Class	5,647	—	1,049
	$46,450	$26,444	$9,539

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2012
Class B	$13,552	$996
Class C	130,757	13,060
	$144,309	$14,056

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2012	Annual Effective Rate
Class A	$105,170	$25,275	.24%
Class B	4,499	1,830	.25%
Class C	43,497	11,527	.25%
	$153,166	$38,632

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2012 aggregated $16,037.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2012, the CDSC for Class B and Class C shares aggregated $3,273 and $1,915, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2012, DIDI received $281 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2012, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $18,733, of which $8,046 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2012.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2012, DWS Alternative Asset Allocation Fund and DWS Select Alternative Allocation Fund held approximately 26% and 26% of the outstanding shares of the Fund, respectively.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,154,368	$23,818,413	1,948,959	$21,142,839
Class B	8,931	100,409	30,936	337,742
Class C	824,953	9,242,009	486,824	5,281,505
Class S	2,511,909	27,667,027	1,757,634	18,882,740
Institutional Class	3,191,586	35,167,528	4,971,043	52,115,347
		$95,995,386		$97,760,173
Shares issued to shareholders in reinvestment of distributions
Class A	257,529	$2,786,601	60,576	$654,981
Class B	9,550	104,390	2,445	26,916
Class C	62,373	682,172	13,854	152,714
Class S	170,935	1,844,700	48,698	524,102
Institutional Class	921,756	9,948,367	359,844	3,863,566
		$15,366,230		$5,222,279
Shares redeemed
Class A	(2,481,467)	$(27,168,375)	(1,315,782)	$(13,929,868)
Class B	(61,582)	(683,183)	(93,346)	(1,011,583)
Class C	(328,116)	(3,661,213)	(456,961)	(4,898,662)
Class S	(1,659,271)	(18,205,338)	(1,397,482)	(14,613,925)
Institutional Class	(4,060,267)	(44,723,086)	(5,872,058)	(63,538,067)
		$(94,441,195)		$(97,992,105)
Net increase (decrease)
Class A	(69,570)	$(563,361)	693,753	$7,867,952
Class B	(43,101)	(478,384)	(59,965)	(646,925)
Class C	559,210	6,262,968	43,717	535,557
Class S	1,023,573	11,306,389	408,850	4,792,917
Institutional Class	53,075	392,809	(541,171)	(7,559,154)
		$16,920,421		$4,990,347

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and the Shareholders of DWS Global Inflation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Inflation Fund (the "Fund") and its subsidiary at September 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 28, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2012 to September 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,053.70	$1,049.60	$1,050.50	$1,055.00	$1,056.30
Expenses Paid per $1,000*	$5.34	$9.38	$9.12	$4.42	$3.29
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,019.80	$1,015.85	$1,016.10	$1,020.70	$1,021.80
Expenses Paid per $1,000*	$5.25	$9.22	$8.97	$4.34	$3.23

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Inflation Fund	1.04%	1.83%	1.78%	.86%	.64%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

The Fund paid distributions of $0.40 per share from net long-term capital gains during its year ended September 30, 2012, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,700,000 as capital gain dividends for its year ended September 30, 2012, of which 100% represents 15% rate gains.

A total of 90% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which are generally exempt from state income tax.

For federal income tax purposes, the Fund designates $535,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-33378.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Global Inflation Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale.The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DGIPF-2
(R-024415-2 11/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL INFLATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$73,498	$0	$0	$0
2011	$69,998	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Inflation Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2012